                                                                         EX-10.2


            SERIES A PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT


        THIS SERIES A PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT (this "Agreement") is made as of the 29th day of September, 2000, by and among SRSWOWcast.com, Inc., a Delaware corporation (the "Company") and the Investors named on Schedule A hereto (each, an "Investor" and collectively, the "Investors").

        THE PARTIES HEREBY AGREE AS FOLLOWS:

        1. PURCHASE AND SALE OF SERIES A PREFERRED STOCK AND WARRANTS.

             1.1 SALE AND ISSUANCE OF SERIES A PREFERRED STOCK AND WARRANTS.

                    (a) The Company shall adopt and file with the Secretary of State of Delaware on or before the Closing (as defined below) the Certificate of Designations, Preferences and Rights of Series A Preferred Stock in the form attached hereto as Exhibit A (the "CERTIFICATE OF DESIGNATIONS").

                    (b) Subject to the terms and conditions of this Agreement, the Investors agree to purchase at the Closing and the Company agrees to sell and issue to the Investors at the Closing, 3,000,000 shares of the Company's Series A Preferred Stock for the purchase price of $2.00 per share in accordance with the allocation set forth on Schedule A.

                    (c) Subject to the terms and conditions of this Agreement, the Company shall issue to each Investor at Closing a warrant, in the form attached hereto as Exhibit B (collectively, the "WARRANTS"), evidencing the right to purchase one-tenth (1/10th) of a share of the Company's Common Stock for each share of the Company's Series A Preferred Stock purchased by such Investor hereunder, each exercisable within three years of the date hereof at an exercise price of $2.50 per whole share. The Series A Preferred Stock and Warrants to be issued pursuant to this Agreement are referred to herein collectively as, the "SECURITIES."

             1.2 CLOSING. The purchase and sale of the Series A Preferred Stock shall take place at the offices of Stradling Yocca Carlson & Rauth, 660 Newport Center Drive, Suite 1600, Newport Beach, California, at 11:00 a.m. on November 6, 2000, or at such other time and place as the Company and the Investors mutually agree upon orally or in writing (which time and place are designated as the "CLOSING"). At the Closing the Company shall deliver, or shall cause to be delivered, to each Investor a certificate representing the Series A Preferred Stock that each Investor is purchasing against payment of the purchase price therefor by check or wire transfer.

        2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Investors that, except as set forth on a Schedule of Exceptions (the "SCHEDULE OF EXCEPTIONS") furnished to each Investor, specifically identifying the relevant subparagraph hereof, which exceptions shall be deemed to be representations and warranties as if made hereunder:

             2.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified and is authorized to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business, properties, prospects or financial condition.

             2.2 CAPITALIZATION AND VOTING RIGHTS. The authorized capital of the Company consists, or will consist immediately prior to the Closing, of:

                    (i) PREFERRED STOCK. Eight million (8,000,000) shares of Preferred Stock, par value $.001 per share (the "PREFERRED STOCK"), Three Million (3,000,000) of which have been designated Series A Preferred Stock (the "SERIES A PREFERRED STOCK"), all of which will be sold pursuant to this Agreement. The rights, privileges and preferences of the Series A Preferred Stock will be as stated in the Company's Certificate of Designations.

                    (ii) COMMON STOCK. Forty-Two million (42,000,000) shares of common stock, par value $.001 ("COMMON STOCK"), of which 20,000,000 shares are issued and outstanding and are owned by the stockholders and in the numbers specified in Schedule B hereto, 2,500,000 shares are issuable upon the exercise of outstanding warrants, 1,000,000 shares are issuable upon the exercise of outstanding options and 5,000,000 shares have been reserved under the Company's 2000 Long-Term Incentive Plan and the Supplemental Long-Term Incentive Plan (the "OPTION PLANS").

                    (iii) The outstanding shares of Common Stock are all duly and validly authorized and issued, fully paid and nonassessable, and were issued in accordance with the registration or qualification provisions of the Securities Act of 1933, as amended (the "ACT") and any relevant state securities laws or pursuant to valid exemptions therefrom.

                    (iv) Except for (A) the conversion privileges of the Series A Preferred Stock to be issued under this Agreement and (B) the rights of first offer contained in Section 2 of the Investor Rights Agreement attached hereto as Exhibit C (the "INVESTOR RIGHTS AGREEMENT") and except as otherwise set forth in
Section 2.2 of the Schedule of Exceptions, there are not outstanding any options, warrants, rights (including conversion or preemptive rights and rights of first refusal) or agreements for the purchase or acquisition from the Company of any of its securities. The Company has reserved 5,000,000 shares of its Common Stock for issuance under the Option Plans. Except for the Investor Rights Agreement, the Company is not a party or subject to any agreement or understanding, and, to the best of the Company's knowledge, there is no agreement or understanding between any persons and/or entities, which affects or relates to the voting or giving of written consents with respect to any security or by a director of the Company.

             2.3 AUTHORIZATION. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the Investor Rights Agreement and the Certificate of Designations, the performance of all obligations of the Company hereunder and thereunder, and the authorization, issuance (or reservation for issuance), sale and delivery of the Securities being sold hereunder and the Common Stock issuable upon conversion of the Series A Preferred Stock or exercise of the Warrants has been taken or will be taken prior to the Closing, and this Agreement and the Investor Rights Agreement and the Certificate of Designations when executed and delivered, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent the indemnification provisions contained in the Investor Rights Agreement may be limited by applicable federal or state securities laws.

             2.4 VALID ISSUANCE OF PREFERRED AND COMMON STOCK. The Securities being purchased by each Investor hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid, and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement, the Investor Rights Agreement and the Certificate of Designations and under applicable state and federal securities laws. The Common Stock issuable upon conversion of the Series A Preferred Stock purchased under this Agreement or exercise of the Warrants purchased under this Agreement has been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Certificate of Designations, will be duly and validly issued, fully paid, and nonassessable and will be free of restrictions on transfer other than restrictions on transfer under this Agreement, the Investor Rights Agreement and the Certificate of Designations and under applicable state and federal securities laws.

             2.5 GOVERNMENTAL CONSENTS. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Company in connection with the Company's valid execution, delivery or performance of this Agreement, the offer, sale or issuance of the Securities by the Company or the issuance of Common Stock upon conversion of the Series A Preferred Stock or exercise of the Warrants, except for (i) the filing of the Certificate of Designations with the Secretary of State of the State of Delaware and (ii) filings, if any, required pursuant to applicable federal and state securities laws, which filings, if any, will be effected within 15 days of the sale of the Securities hereunder.

             2.6 OFFERING. Subject in part to the truth and accuracy of each Investor's representations set forth in Section 3 of this Agreement, the offer, sale and issuance of the Securities as contemplated by this Agreement are exempt from the registration requirements of the Act, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

             2.7 LITIGATION. There is no action, suit, proceeding or investigation pending or to the Company's knowledge currently threatened against the Company that questions the validity of this Agreement, the Certificate of Designations, the Investor Rights Agreement, or the right of the Company to enter into such agreements, or to consummate the transactions contemplated hereby or thereby, or that might result, either individually or in the aggregate, in any material adverse change in the assets, properties, condition, affairs or prospects of the Company, financially or otherwise, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or that the Company intends to initiate.

             2.8 COMPLIANCE WITH OTHER INSTRUMENTS. The Company is not in violation or default of any provision of its Certificate of Incorporation (as amended to date), or of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound, or, to the best of its knowledge, of any provision of any federal or state statute, rule or regulation applicable to the Company. The execution, delivery and performance of this Agreement, the Certificate of

Designations and the Investor Rights Agreement, and the consummation of the transactions contemplated hereby and thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event that results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization, or approval applicable to the Company, its business or operations or any of its assets or properties.

             2.9 AGREEMENTS: ACTION. Except as set forth on the Schedule of Exceptions, and except for agreements explicitly contemplated hereby and the Investor Rights Agreement, there are no agreements, understandings or proposed transactions between the Company and any of its officers, directors, affiliates, or any affiliate thereof. The Company is not a party to and is not bound by any contract, agreement or instrument, or subject to any restriction under its Certificate of Incorporation (as amended to date) or Bylaws that materially adversely affects its business as now conducted or as proposed to be conducted, its properties or its financial condition.

             2.10 PERMITS. The Company has all permits, licenses, and any similar governmental or regulatory authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties, prospects, or financial condition of the Company, and the Company believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted. The Company is not in default in any material respect under any of such permits, licenses, or other similar authority.

             2.11 DISCLOSURE. The Company has made available to each Investor all the information that such Investor has requested for deciding whether to purchase the Securities and all information that the Company believes is reasonably necessary to enable such Investor to make such decision. To the Company's knowledge, neither this Agreement, the Investor Rights Agreement, nor any other statements or certificates made or delivered in connection herewith or therewith contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading.

             2.12 REGISTRATION RIGHTS. Except in connection with the MSUE Partnership Options, and as provided in the Investor Rights Agreement, the Company has not granted or agreed to grant any registration rights, including piggyback rights, to any person or entity.

             2.13 TITLE TO PROPERTY AND ASSETS. The Company has good and marketable title to its property and assets free and clear of all mortgages, liens, loans and encumbrances. With respect to the property and assets it leases, the Company is in compliance with such leases and holds a valid leasehold interest free of any liens, claims or encumbrances, except such encumbrances and liens that arise in the ordinary course of business and do not materially impair the Company's ownership or use of such property or assets.

             2.14 INSURANCE. The Company has in full force and effect fire and casualty insurance policies, with extended coverage, sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its properties that might be damaged or destroyed.

             2.15 MINUTE BOOKS. The minute books of the Company provided to each Investor contain a complete summary of all meetings of directors and stockholders and all actions by written consent without a meeting by the directors and stockholders since the time of incorporation and reflect all transactions referred to in such minutes accurately in all material respects.

             2.16 PROPRIETARY INFORMATION AND INVENTIONS AGREEMENTS. Each current and former employee and officer of the Company has executed a Proprietary Information and Inventions Agreement.

        3. REPRESENTATIONS AND WARRANTIES OF INVESTOR. Each Investor hereby represents and warrants that:

             3.1 AUTHORIZATION. Such Investor has full power and authority to enter into this Agreement and the Investor Rights Agreement, and each such Agreement constitutes its valid and legally binding obligation, enforceable in accordance with its terms.

             3.2 PURCHASE ENTIRELY FOR OWN ACCOUNT. This Agreement is made with each Investor in reliance upon such Investor's representation to the Company, which by such Investor's execution of this Agreement such Investor hereby confirms, that the Securities to be received by such Investor and the Common Stock issuable upon conversion or exercise thereof will be acquired for investment for such Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, each Investor further represents that such Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

             3.3 DISCLOSURE OF INFORMATION. Each Investor represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and the business, properties, prospects and financial condition of the Company. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of each Investor to rely thereon.

             3.4 INVESTMENT EXPERIENCE. Each Investor is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities.

             3.5 ACCREDITED INVESTOR. Each Investor is an "accredited investor" within the meaning of Securities and Exchange Commission ("SEC") Rule 501 of Regulation D, as presently in effect.

             3.6 RESTRICTED SECURITIES. Each Investor understands that the Securities it is purchasing and the Common Stock issuable upon conversion of the Series A Preferred Stock or exercise of the Warrants are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act, only in certain limited circumstances. In this connection, each Investor represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

             3.7 FURTHER LIMITATIONS ON DISPOSITION. Without in any way limiting the representations set forth above, each Investor further agrees not to make any disposition of all or any portion of the Securities or the Common Stock issuable upon conversion of the Series A Preferred

Stock or exercise of the Warrants unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 3 and the Investor Rights Agreement provided and to the extent this Section and such agreement are then applicable, and:

                    (a) There is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

                    (b) (i) Such Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company, such Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company that such disposition will not require registration of such shares under the Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

                    (c) Notwithstanding the provisions of paragraphs (a) and (b) above, no such registration statement or opinion of counsel shall be necessary for a transfer by an Investor that is a partnership to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to a member of a limited liability company, or to the estate of any such partner or retired partner or the transfer by gift, will or intestate succession of any partner to his or her spouse or to the siblings, lineal descendants or ancestors of such partner or his or her spouse, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if he or she were an original Investor hereunder.

             3.8 LEGENDS. It is understood that the certificates evidencing the Securities shall bear the following legend:

                    "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

        4. CONDITIONS OF INVESTORS' OBLIGATIONS AT CLOSING. The obligations of each Investor under subsection 1.l(b) of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions, the waiver of which shall not be effective unless in writing:

             4.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in Section 2 shall be true and correct in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

             4.2 PERFORMANCE. The Company shall have performed and complied in all material respects with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

             4.3 QUALIFICATIONS. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be duly obtained and effective as of the Closing.

             4.4 INVESTOR RIGHTS AGREEMENT. The Company and each Investor shall have entered into the Investor Rights Agreement in the form attached hereto as Exhibit C.

             4.5 USE OF PROCEEDS. The proceeds to be received by the Company shall be used for working capital purposes, including, without limitation, building the Company's Internet site, marketing and content development costs.

             4.6 COMPLIANCE WITH APPLICABLE LAWS. There shall be no statute, law or governmental rule, regulation or guideline that prohibits, restricts or enjoins, or could reasonably be expected to prohibit, restrict or enjoins, or could reasonably be expected to prohibit, restrict or enjoin, the consummation of the transactions contemplated hereby or the Investors' right to participate therein.

        5. CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSING. The obligations of the Company to each Investor under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by that
Investor:

             5.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of each Investor contained in Section 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

             5.2 PAYMENT OF PURCHASE PRICE. Such Investor shall have delivered the purchase price specified in Section 1.1(b).

             5.3 QUALIFICATIONS. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be duly obtained and effective as of the Closing.

        6. MISCELLANEOUS.

             6.1 SURVIVAL OF WARRANTIES. The warranties, representations and covenants of the Company and each Investor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of any Investor or the Company.

             6.2 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

             6.3 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

             6.4 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

             6.5 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

             6.6 NOTICES. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by federal express, registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

             6.7 FINDER'S FEE. Each party represents that it neither is nor will be obligated for any finders' fee or commission in connection with this transaction. Each Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which such Investor or any of its officers, partners, employees, or representatives is responsible.

             The Company agrees to indemnify and hold harmless each Investor from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

             6.8 EXPENSES. Each party shall pay its own respective costs and expenses incurred with respect to the negotiation, due diligence, execution, delivery and performance of this Agreement. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the Investor Rights Agreement, or the Certificate of Designations, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

             6.9 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Common Stock issued or issuable upon conversion of the Series A Preferred Stock. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities, and the Company.

             6.10 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

             6.11 AGGREGATION OF STOCK. All shares of the Series A Preferred Stock held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

             6.12 ENTIRE AGREEMENT. This Agreement and the documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.









                            [SIGNATURE PAGES FOLLOW]

             IN WITNESS WHEREOF, the parties have executed this Series A Preferred Stock Purchase Agreement as of the date first above written.

                                    COMPANY

                                       SRSWOWcast.com, INC.

                                       By    /s/ THOMAS C.K. YUEN
                                          -----------------------------------
                                          Thomas C.K. Yuen, Chairman and Chief
                                          Executive Officer

                                       Address: 2909 Daimler Street
                                                Santa Ana, California  92705

                                    INVESTORS

                                       INTERNATIONAL NETWORK CAPITAL CORP.

                                       By    /s/ PETER LIU
                                          -----------------------------------

                                       Its:   President
                                           ----------------------------------

                                       Address: 7f-1, Ruentex Banking Tower
                                                76 Tun-Hua South Road, Section 2
                                                Taipei, Taiwan, R.O.C.

                                       INTERNATIONAL NETWORK CAPITAL LDC

                                       By    /s/ PETER LIU
                                          -----------------------------------

                                       Its:               Chairman
                                          -----------------------------------

                                       Address: P.O. Box 866, Anderson Square
                                                Building Third Floor
                                                George Town, Grand Cayman
                                                Cayman Islands, British West
                                                Indies

                       [ADDITIONAL SIGNATURE PAGES FOLLOW]

                                       SPRINGBOARD-HARPER TECHNOLOGY FUND PTE
                                       LTD

                                       By     /s/ NG SONG HOW
                                         ------------------------------------

                                       Its:        Director
                                           ----------------------------------

                                       Address: 250 North Bridge Road
                                                #30-07 Raffles City Tower
                                                Singapore 179101

                                       SPRINGBOARD-HARPER TECHNOLOGY FUND
                                       (CAYMAN) LTD

                                       By     /s/ NG SONG HOW
                                         ------------------------------------

                                       Its:        Director
                                           ----------------------------------

                                       Address: 250 North Bridge Road
                                                30-07 Raffles City Tower
                                                Singapore 179101

                                       SPRINGBOARD-HARPER INVESTMENT (CAYMAN)
                                       LTD.

                                       By     /s/ NG SONG HOW
                                         ------------------------------------

                                       Its:     Director
                                           ----------------------------------

                                       Address: 250 North Bridge Road
                                                #30-07 Raffles City Tower
                                                Singapore 179101



                      [ADDITIONAL SIGNATURE PAGE FOLLOWS]

                                       John Tu, Trustee of John Tu and Mary
                                       Tu Family Trust U/D/T dated June 16, 1995

                                       By    /s/ JOHN TU
                                          ------------------------------------

                                       Its:  Trustee
                                           -----------------------------------

                                       Address: 17150 Newhope Street, Suite 503
                                                Fountain Valley, California
                                                92708

                                                /s/ TOM GONZALES
                                       ------------------------------------
                                       Tom Gonzales, Member
                                       Blackstone Technology Partners, LLC

                                       Address: 2021 Blackstone Drive
                                                Walnut Creek, California  94598

                                              /s/ THOMAS C.K. YUEN
                                       ------------------------------------
                                       Thomas  C.K. Yuen

                                       Address: 16 Geneve Drive
                                                Newport Beach, California 92660

                                   SCHEDULE A

-----------------------------------------------------------------------------------------------------------------
                                                                        NUMBER OF SHARES
                                                                            SERIES A
                  INVESTOR                                               PREFERRED STOCK       PURCHASE PRICE
-----------------------------------------------------------------------------------------------------------------
International Network Capital Corp                                            500,000           US$ 1,000,000
-----------------------------------------------------------------------------------------------------------------
International Network Capital LDC                                             500,000           US$ 1,000,000
-----------------------------------------------------------------------------------------------------------------
John Tu, as Trustee for Family Trust                                          500,000           US$ 1,000,000
-----------------------------------------------------------------------------------------------------------------
Springboard-Harper Technology Fund Pte Ltd                                    140,000           US$   280,000
-----------------------------------------------------------------------------------------------------------------
Springboard-Harper Technology Fund (Cayman) Ltd.                              355,000           US$   710,000
-----------------------------------------------------------------------------------------------------------------
Springboard-Harper Investment (Cayman) Ltd.                                     5,000           US$    10,000
-----------------------------------------------------------------------------------------------------------------
Tom Gonzales, Member                                                          500,000           US$ 1,000,000
Blackstone Technology Partners, LLC
-----------------------------------------------------------------------------------------------------------------
Thomas C.K. Yuen                                                              500,000           US$ 1,000,000
-----------------------------------------------------------------------------------------------------------------
            Totals                                                          3,000,000           US$ 6,000,000
-----------------------------------------------------------------------------------------------------------------

                                   SCHEDULE B

                                 STOCK OWNERSHIP


----------------------------------------------------------------
Name                                       No.of Shares of
                                           Common Stock Owned
----------------------------------------------------------------
SRS Labs, Inc.                                20,000,000
----------------------------------------------------------------

                             SCHEDULE OF EXCEPTIONS

                                   No entries

                                   EXHIBIT A

                           CERTIFICATE OF DESIGNATIONS

                          CERTIFICATE OF DESIGNATIONS,
                             PREFERENCES AND RIGHTS
                           OF SERIES A PREFERRED STOCK
                                       OF
                              SRSWOWCAST.COM, INC.

 Pursuant to Section 151 of the General Corporation Law of the State of Delaware

                                  -------------

        SRSWOWcast.com, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), hereby certifies, pursuant to the authority contained in the Certificate of Incorporation and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware that the following resolution has been duly adopted by the Board of Directors of the Corporation creating a series of its preferred stock designated as Series A Preferred Stock:


             RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors of the Corporation by the provisions of the Certificate of Incorporation of the Corporation (the "Certificate of Incorporation"), there hereby is created, out of the 8,000,000 shares of Preferred Stock, par value $.001 per share, of the Corporation authorized in Article 4 of the Certificate of Incorporation (the "Preferred Stock"), a series of the Preferred Stock of the Corporation consisting of 3,000,000 shares, which shall be designated Series A Preferred Stock, which series shall have the following powers, designations, preferences and relative, participating, optional and other rights, and the following qualifications, limitations and restrictions:

        1. DIVIDEND PROVISIONS. Subject to the rights of series of Preferred Stock which may from time to time come into existence, the holders of shares of Series A Preferred Stock shall be entitled to receive dividends, out of any assets legally available therefor, prior and in preference to any declaration or payment of any dividend (payable other than in Common Stock or other securities and rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock of the Corporation) on the Common Stock of the Corporation, at the rate of 7.5% per share per annum for Series A Preferred Stock, payable only when, as and if declared by the Board of Directors. Such dividends shall not be cumulative.

        2. LIQUIDATION PREFERENCE.

             (a) In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, subject to the rights of a series of Preferred Stock that may from time to time come into existence, the holders of Series A Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of Common Stock by reason of their ownership thereof, $2.00 per share of Series A Preferred Stock (as adjusted for any stock dividends, contributions or splits with respect to such shares), plus all declared but unpaid dividends on such share. If upon the occurrence of such event, the assets and funds thus distributed among the holders of the Series A Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amount, then, subject to the rights of series of Preferred Stock that may from time to time come into existence, the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably among the holders of the Series A Preferred Stock in proportion to the amount of such stock owned by each such holder.

             (b) Upon the completion of the distribution required by Section 2(a) and any other distribution that may be required with respect to a series of Preferred Stock that may from time to time come into existence, the remaining assets of the Corporation available for distribution to stockholders shall be distributed among the holders of the Common Stock of the Corporation pro rata based on the number of shares of Common Stock held by each.

             (c) (i) For purposes of this Section 2, a liquidation, dissolution or winding up of the Corporation shall be deemed to be occasioned by, or to include, (A) the acquisition of the Corporation by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation but, excluding any merger effected exclusively for the purpose of changing the domicile of the Corporation); or (B) a sale of all or substantially all of the assets of the Corporation; unless the Corporation's stockholders of record as constituted immediately prior to such acquisition or sale will, immediately after such acquisition or sale (by virtue of securities issued as consideration for the Corporation's acquisition or sale or otherwise) hold at least 50% of the voting power of the surviving or acquiring entity.

                    (ii) Whenever the distribution provided for in Section 2(c)(i) shall be payable in securities or property other than cash, the value of such distribution shall be the fair market value of such securities or other property as determined in good faith by the Board of Directors.

                    (iii) In the event the requirements of Section 2(c) are not complied with, the Corporation shall forthwith either:

                         (A) cause such closing to be postponed until such time
as the requirements of this Section 2 have been complied with; or

                         (B) cancel such transaction, in which event the rights,
preferences and privileges of the holders of the Preferred Stock shall revert to and be the same as such rights, preferences and privileges existing immediately prior to the date of the first notice referred to in Section 2(c)(iv) hereof.

                    (iv) The Corporation shall give each holder of record of Series A Preferred Stock written notice of such impending transaction not later than 20 days prior to the stockholders' meeting called to approve such transaction, or 20 days prior to the closing of such transaction, whichever is earlier, and shall also notify such holders in writing of the final approval of such transaction. The first of such notices shall describe the material terms and conditions of the impending transaction and the provisions of this Section 2, and the Corporation shall thereafter give such holders prompt notice of any material changes. The transaction shall in no event take place sooner than 20 days after the Corporation has given the first notice provided for herein or sooner than 10 days after the Corporation has given notice of any material changes provided for herein; provided, however, that such periods may be shortened upon the written consent of the holders of Series A Preferred Stock that are entitled to such notice rights or similar notice rights and that represent at least a majority of the voting power of all then outstanding shares of Series A Preferred Stock.

        3. CONVERSION. The holders of the Series A Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

             (a) RIGHT TO CONVERT. Each share of Series A Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of the Corporation or any transfer agent for such stock, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing $2.00 by the conversion price applicable to such share (the "Series A Conversion Price"), determined as hereafter provided, in effect on the date the certificate is surrendered for conversion. The initial Series A Conversion Price per share shall be $2.00; provided, however, that the Series A Conversion Price shall be subject to adjustment as set forth in Section 3(d).

             (b) AUTOMATIC CONVERSION. Each share of Series A Preferred Stock shall automatically be converted into shares of Common Stock at the Series A Conversion Price at the time in effect immediately upon, except as provided below in Section 3(c), the earlier of (i) the approval of the holders of more than 50% of the outstanding Series A Preferred Stock, (ii) the Corporation's sale of its Common Stock in a firm commitment underwritten public offering registered under the Securities Act of 1933, as amended (the "1933 Act"), other than a registration relating solely to a transaction under Rule 145 under such 1933 Act (or any successor thereto) or to an employee benefit plan of the Corporation at a public offering price (prior to underwriters' discounts and expenses) of at least $8.00 per share (as adjusted for any stock dividends, combinations or splits with respect to such shares) and with aggregate proceeds to the Corporation (net of underwriting discounts and commissions) of at least $20,000,000 (a "Qualified Public Offering"), or (iii) such time as less than 1,000,000 shares of Series A Preferred Stock are issued and outstanding.

             (c) MECHANICS OF CONVERSION. Before any holder of Series A Preferred Stock shall be entitled to convert the same into shares of Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Preferred Stock, and shall give written notice to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. This Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series A Preferred Stock, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series A Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. If the conversion is in connection with an event set forth in Section 3(b)(ii), the conversion may, at the option of any holder tendering Series A Preferred Stock for conversion, be conditioned upon the closing with the underwriters of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive the Common Stock upon conversion of the Series A Preferred Stock shall not be deemed to have converted such Series A Preferred Stock until immediately prior to the closing of such sale of securities.

             (d) CONVERSION PRICE ADJUSTMENTS OF SERIES A PREFERRED STOCK. The Series A Conversion Price shall be subject to adjustment from time to time as follows:

                    (i) Adjustment for Certain Dilutive Issuances.

                         (A) Upon each issuance by this Corporation of any
Additional Stock (as defined below) without consideration or for a consideration per share less than the Series A Conversion Price in effect immediately prior to the issuance of such Additional Stock, then the Series A Conversion Price in effect immediately prior to each issuance shall forthwith (except as otherwise provided in this subsection (i)) be adjusted to a price determined by multiplying the Series A Conversion Price by a fraction, (x) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such Additional Stock plus the number of shares of Common Stock which the aggregate consideration received by the Corporation for the total number of shares of Additional Stock so issued would purchase at the Series A Conversion Price in effect for such series immediately prior to such issuance, and (y) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance of Additional Stock plus the number of shares of such Additional Stock so issued. For the purpose of the above calculation, the number of shares of Common Stock outstanding immediately prior to such issuance of Additional Stock shall be calculated as if all shares of all series of Preferred Stock had been fully converted into shares of Common Stock immediately prior to such issuance, and any outstanding options, warrants or other rights for the purchase of shares of stock or convertible securities shall be treated in the manner set forth in subsection (i)(E) below.

                         (B) No adjustment of the Series A Conversion Price
shall be made in an amount less than One Cent ($0.01) per share, provided that any adjustments that are not required to be made by reason of this sentence shall be carried forward and shall be either taken into account in any subsequent adjustment made prior to three (3) years from the date of the event giving rise to the adjustment being carried forward, or shall be made at the end of three (3) years from the date of the event giving rise to the adjustment being carried forward, and upon such adjustment the Series A Conversion Price shall be rounded up or down to the nearest cent. Except to the limited extent provided for in subsections (i)(E)(3) and (E)(4), no adjustment of the Series A Conversion Price pursuant to this subsection (i) shall have the effect of increasing the Series A Conversion Price above the Series A Conversion Price in effect immediately prior to such adjustment.

                         (C) In the case of the issuance of Common Stock for
cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by this Corporation for any underwriting or otherwise in connection with the issuance and sale thereof.

                         (D) In the case of the issuance of the Common Stock for
a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined in good faith by the Board of Directors irrespective of any accounting treatment.

                         (E) In the case of the issuance of options to purchase
or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common

Stock or options to purchase or rights to subscribe for such convertible or exchangeable securities, the following provisions shall apply for all purposes of this subsection (i) and subsection (ii):

                         (1) The aggregate maximum number of shares of Common
Stock deliverable upon exercise (whether or not then exercisable) of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subsections (i)(C) and (D)), if any, received by the Corporation upon the issuance of such options or rights plus the minimum exercise price provided in such options or rights for the Common Stock covered thereby.

                         (2) The aggregate maximum number of shares of Common
Stock deliverable upon conversion of or in exchange (whether or not then convertible or exchangeable) for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by the Corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by the Corporation upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subsections (i)(C) and
(D)).

                         (3) In the event of any change in the number of shares
of Common Stock deliverable or in the consideration payable to this Corporation upon exercise of such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities, including, but not limited to, a change resulting from the antidilution provisions thereof, the Series A Conversion Price, to the extent in any way affected by or computed using such options, rights or securities, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.

                         (4) Upon the expiration of any such options or rights,
the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Series A Conversion Price, to the extent in any way affected by or computed using such options, rights or securities, shall be recomputed to reflect the issuance of only the number of shares of Common Stock (and convertible or exchangeable securities that remain in effect) actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities.

                         (5) The number of shares of Common Stock deemed issued
and the consideration deemed paid therefor pursuant to subsections (i)(E)(1) and
(2) shall be appropriately adjusted to reflect any change, termination or expiration of the type described in either subsection (i)(E)(3) or (4).

                    (ii) "Additional Stock" shall mean any shares of Common Stock issued (or deemed to have been issued pursuant to subsection (i)(E)) by this Corporation other than the following:

                         (A) Common Stock issued pursuant to a transaction
described in subsection (iii) hereof;

                         (B) shares of Common Stock issuable or issued to
employees, independent contractors, consultants, officers or directors of the Corporation, the Corporation's parent, or subsidiaries, direct or indirect, of either the Corporation or its parent pursuant to a stock option plan approved by the Board of Directors of this Corporation (the "Permitted Employee Shares");

                         (C) Common Stock issued upon conversion of shares of
Series A Preferred Stock or upon exercise of outstanding warrants or other securities convertible into shares of Common Stock of this Corporation;

                         (D) shares of Common Stock issued or issuable in a
public offering in connection with which all outstanding shares of Series A Preferred Stock will be converted to Common Stock;

                         (E) shares of Common Stock issued in connection with
the acquisition of all or part of another company by the Corporation by merger or other reorganization, or by purchase of all or part of the assets of another company, pursuant to a plan or arrangement approved by the Board of Directors;

                         (F) shares of Common Stock issued in connection with
equipment lease or bank financings, as approved by the Board of Directors of the Corporation; or

                         (G) shares of Common Stock issued to creditors,
landlords, suppliers or customers, as approved by the Board of Directors.

                    (iii) Adjustment for Splits and Dividends. In the event the Corporation should at any time or from time to time after the date upon which any shares of Series A Preferred Stock were first issued (the "Purchase Date") fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Series A Conversion Price shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of Series A Preferred Stock shall be increased in proportion to such increase of the aggregate of shares of Common Stock outstanding and those issuable with respect to such Common Stock Equivalents.

                    (iv) Adjustment for Combinations. If the number of shares of Common Stock outstanding at any time following the Purchase Date is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Series A Conversion Price shall be appropriately increased so that the number of shares of Common

Stock issuable on conversion of each share of the Series A Preferred Stock shall be decreased in proportion to such decrease in outstanding shares.

             (e) OTHER DISTRIBUTIONS. In the event the Corporation shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Corporation or other persons, assets (excluding cash dividends) or options or rights not referred to in Section 3(d)(i), then, in each such case for the purpose of this Section 3(e), the holders of Series A Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Corporation into which their shares of Series A Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the Corporation entitled to receive such distribution.

             (f) RECAPITALIZATIONS. If at any time or from time to time there shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Section 3 or Section 2) provision shall be made so that the holders of the Series A Preferred Stock shall thereafter be entitled to receive upon conversion of the Series A Preferred Stock the number of shares of stock or other securities or property of the Corporation or otherwise, to which a holder of Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 3 with respect to the rights of the holders of the Series A Preferred Stock after the recapitalization to the end that the provisions of this Section 3 (including adjustment of the Conversion Price then in effect and the number of shares purchasable upon conversion of the Series A Preferred Stock) shall be applicable after that event as nearly equivalent as may be practicable.

             (g) NO IMPAIRMENT. This Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 3 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series A Preferred Stock against impairment.

             (h) NO FRACTIONAL SHARES AND CERTIFICATE AS TO ADJUSTMENTS.

                    (i) No fractional shares shall be issued upon the conversion of any share or shares of the Series A Preferred Stock, and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Series A Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

                    (ii) Upon the occurrence of each adjustment or readjustment of the Conversion Price of Series A Preferred Stock pursuant to this Section 3, the Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series A Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. This Corporation shall, upon the written request at any time of any holder of Series A Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (a) such adjustment and readjustment, (b) the Conversion Price for such series of Series A Preferred Stock at the time in effect, and (c) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of a share of Series A Preferred Stock.

             (i) NOTICES OF RECORD DATE. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Corporation shall mail to each holder of Series A Preferred Stock, at least 20 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

             (j) RESERVATION OF STOCK ISSUABLE UPON CONVERSION. This Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred Stock, in addition to such other remedies as shall be available to the holder of such Series A Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to its Certificate of Incorporation.

             (k) NOTICES. Any notice required by the provisions of this Section 3 to be given to the holders of shares of Series A Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of the Corporation.

        4. VOTING RIGHTS.

        On all matters, each holder of shares of the Series A Preferred Stock shall be entitled to the number of votes equal to the number of shares of Common Stock into which such Series A Preferred Stock could be converted and shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock (except as otherwise expressly provided herein or as required by law, voting together with the Common Stock as a single class), and shall be entitled to notice of any stockholders' meeting in accordance with the bylaws of the Corporation. Fractional votes shall not, however, be permitted and any fractional voting rights available on an as-converted basis (after aggregating all shares into which shares of Series A Preferred Stock held by each holder could be converted) shall be rounded to the nearest whole number (with one-half being rounded upward). Each holder of Common Stock shall be entitled to one vote for each share of Common Stock held.

        5. NO REDEMPTION.

        The shares of Series A Preferred Stock are not redeemable, and the Corporation shall not have the right to call or redeem any shares of the Series A Preferred Stock.

        6. PROTECTIVE PROVISIONS.

        Subject to the rights of a series of Preferred Stock which may from time to time come into existence, so long as at least 750,000 shares of Series A Preferred Stock are outstanding (as adjusted for stock splits, combinations or similar events), the Corporation shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock:

             (a) alter or change the rights, preferences or privileges of the shares of Series A Preferred Stock so as to affect adversely the shares;

             (b) create (by new authorization, reclassification, recapitalization or otherwise) any class or series of stock or any other securities convertible into equity securities of this Corporation having a preference over the rights, preferences or privileges of the Series A Preferred Stock; or

             (c) redeem, purchase or otherwise acquire (or pay into or set aside for a sinking fund for such purpose) any share or shares of Common Stock; provided, however, that this restriction shall not apply to the repurchase of shares of Common Stock from employees, officers, directors, consultants or other persons performing services for the Corporation or any subsidiary pursuant to agreements under which the Corporation has the option to repurchase such shares at cost or at cost upon the occurrence of certain events, such as the termination of employment.

        IN WITNESS WHEREOF, the undersigned has caused this Certificate of Designations, Preferences and Rights of Series A Preferred Stock to be duly executed this ______ day of ________________, 2000.


                                       SRSWOWCAST.com, Inc.

                                       By:
                                          ------------------------------------

                                       Print Name:  Thomas C.K. Yuen


                                       Title: Chairman of the Board and Chief
                                              Executive Officer

                                   EXHIBIT B

                    FORM OF WARRANT TO PURCHASE COMMON STOCK

        THE WARRANT REPRESENTED BY THIS CERTIFICATE AND THE SHARES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") NOR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS. THIS WARRANT HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR SALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF WITHIN THE MEANING OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS. THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE THEREOF MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION AND COMPLIANCE ARE NOT REQUIRED.

                                       WARRANT NO.
                                       Warrant to Purchase
                                       _____ Shares of
                                       Common Stock
                                       As Herein Described


                       WARRANT TO PURCHASE COMMON STOCK OF

                              SRSWOWcast.com, Inc.

        This is to certify that, for value received, ________________________ or a proper assignee (in each case, the "Holder"), is entitled to purchase, subject to the provisions of this Warrant, from SRSWOWcast.com, Inc., a Delaware corporation (the "Company"), having its principal place of business at 2909 Daimler Street, Santa Ana, California 92705, at any time during the period from _________________, 2000 (the "Commencement Date") to 5:00 p.m., California time, on ______________, 2003 (the "Expiration Date") at which time this Warrant shall expire and become void _________________ (________) shares ("Warrant Shares") of the Company's Common Stock (the "Common Stock"). This Warrant shall be exercisable at Two Dollars and Fifty Cents ($2.50) per share (the "Exercise Price"). The number of shares of Common Stock to be received upon exercise of this Warrant and the Exercise Price shall be adjusted from time to time as set forth below. This Warrant also is subject to the following terms and conditions:

        1. Exercise and Payment; Exchange.

                    (a) This Warrant may be exercised in whole or in part at any time from and after the date hereof and before the Expiration Date, but if such date is a day on which federal or state chartered banking institutions located in the State of California are authorized to close, then on the next succeeding day which shall not be such a day. Exercise shall be by presentation and surrender to the Company at its principal office, or at the office of any transfer agent designated by the Company, of (i) this Warrant, (ii) the attached exercise form properly executed, and (iii) a certified or official bank check for the Exercise Price for the number of Warrant Shares specified in the exercise form. If this Warrant is exercised in part only, the Company or its transfer agent shall, upon surrender of the Warrant, execute and deliver a new Warrant evidencing the rights of the Holder to purchase the remaining number of Warrant Shares purchasable hereunder. Upon receipt by the Company of this Warrant in proper form for exercise, accompanied by payment as aforesaid, the

Holder shall be deemed to be the holder of record of the Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered by the Holder.

                    (b) Conditions to Exercise or Exchange. The restrictions in
Section 7 shall apply, to the extent applicable by their terms, to any exercise of this Warrant permitted by this Section 1.

        2. Reservation of Shares. The Company shall, at all times until the expiration of this Warrant, reserve for issuance and delivery upon exercise of this Warrant the number of Warrant Shares which shall be required for issuance and delivery upon exercise of this Warrant.

        3. Fractional Interests. The Company shall not issue any fractional shares or script representing fractional shares upon the exercise or exchange of this Warrant. With respect to any fraction of a share resulting from the exercise or exchange hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the number of shares of Common Stock into which each share of Common Stock is then convertible, multiplied by the current fair market value per share of Common Stock, determined as follows:

                    (a) If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such an exchange or is listed on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the current fair market value shall be the last reported sale price of the Common Stock on such exchange or NASDAQ on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day, the mean of the closing bid and asked prices for such day on such exchange or NASDAQ;

                    (b) If the Common Stock is not so listed or admitted to unlisted trading privileges or quoted on NASDAQ, the current fair market value shall be the mean of the last bid and asked prices reported on the last business day prior to the date of the exercise of this Warrant (i) by NASDAQ, or (ii) if reports are unavailable under clause (i) above, by the National Quotation Bureau Incorporated; or

                    (c) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current fair market value shall be an amount, not less than book value, determined in such reasonable manner as may be prescribed by the Company's Board of Directors in good faith.

        4. No Rights as Shareholders. This Warrant shall not entitle the Holder to any rights as a shareholder of the Company, either at law or in equity. The rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

        5. Adjustments in Number and Exercise Prices of Warrant Shares.

             5.1 The number of shares of Common Stock for which this Warrant may be exercised and the Exercise Prices therefor shall be subject to adjustment as follows:

                    (a) If the Company is recapitalized through the subdivision or combination of its outstanding shares of Common Stock into a larger or smaller number of shares, the number of shares of Common Stock for which this Warrant may be exercised shall be increased or reduced, as of the record date for such recapitalization in the same proportion as the increase or decrease in the outstanding shares of Common Stock, and the exercise price shall be adjusted so that the aggregate amount payable for the purchase of all of the Warrant Shares issuable hereunder immediately after the record date for such recapitalization shall equal the aggregate amount so payable immediately before such record date.

                    (b) If the Company declares a dividend or distribution on Common Stock payable in Common Stock or securities convertible into Common Stock, the number of shares of Common Stock for which this Warrant may be exercised shall be increased as of the record date for determining which holders of Common Stock shall be entitled to receive such dividend, in proportion to the increase in the number of outstanding shares (and shares of Common Stock issuable upon conversion of all such securities convertible into Common Stock) of Common Stock as a result of such dividend, and the Exercise Price shall be adjusted so that the aggregate amount payable for the purchase of all the Warrant Shares issuable hereunder immediately after the record date for such dividend shall equal the aggregate amount so payable immediately before such record date.

                    (c) If the Company distributes to holders of its Common Stock, other than as part of its dissolution or liquidation or the winding up of its affairs, any evidence of indebtedness or any of its assets (other than cash, Common Stock or securities convertible into Common Stock), the Company shall give written notice to the Holder of any such distribution at least fifteen days prior to the proposed record date in order to permit the Holder to exercise this Warrant on or before the record date. There shall be no adjustment in the number of shares of Common Stock for which this Warrant may be exercised, or in the Exercise Price, by virtue of any such distribution.

                    (d) If the Company offers rights or warrants to the holders of Common Stock which entitle them to subscribe to or purchase additional Common Stock or securities convertible into Common Stock, the Company shall give written notice of any such proposed offering to the Holder at least fifteen days prior to the proposed record date in order to permit the Holder to exercise this Warrant on or before such record date. There shall be no adjustment in the number of shares of Common Stock for which this Warrant may be exercised, or in the Exercise Price, by virtue of any such distribution.

                    (e) If the event, as a result of which an adjustment is made under paragraph (a) or (b) above, does not occur, then any adjustments in the Exercise Price or number of shares issuable that were made in accordance with such paragraph (a) or (b) shall be adjusted to the Exercise Price and number of shares as were in effect immediately prior to the record date for such event.

             5.2 In the event of any reorganization or reclassification of the outstanding shares of Common Stock (other than a change in par value or from no par value to par value, or from par value to no par value, or as a result of a subdivision or combination) or in the event of any consolidation or merger of the Company with another entity after which the Company is not the surviving entity, at any time prior to the expiration of this Warrant, upon subsequent exercise of this Warrant the Holder shall have the right to receive the same kind and number of shares of Common Stock and other securities, cash or other property as would have been distributed to the Holder upon such reorganization, reclassification, consolidation or merger had the Holder exercised this Warrant immediately prior to such reorganization, reclassification, consolidation or merger, appropriately adjusted for any subsequent event described in this
Section 5. The Holder shall pay upon such exercise the Exercise Price that otherwise would have been payable pursuant to the terms of this

Warrant. If any such reorganization, reclassification, consolidation or merger results in a cash distribution in excess of the then applicable Exercise Price, the holder may, at the Holder's option exercise this Warrant without making payment of the Exercise Price, and in such case the Company shall, upon distribution to the Holder, consider the Exercise Price to have been paid in full, and in making settlement to the Holder, shall deduct an amount equal to the Exercise Price from the amount payable to the Holder. In the event of any such reorganization, merger or consolidation, the corporation formed by such consolidation or merger or the corporation which shall have acquired the assets of the Company shall execute and deliver a supplement hereto to the foregoing effect, which supplement shall also provide for and deliver a supplement hereto to the foregoing effect, which supplement shall also provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided in this Warrant.

             5.3 If the Company shall, at any time before the expiration of this Warrant, dissolve, liquidate or wind up its affairs, the Holder shall have the right to receive upon exercise of this Warrant, in lieu of the shares of Common Stock of the Company that the Holder otherwise would have been entitled to receive, the same kind and amount of assets as would have been issued, distributed or paid to the Holder upon any such dissolution, liquidation or winding up with respect to such Common Stock receivable upon exercise of this Warrant on the date for determining those entitled to receive any such distribution. If any such dissolution, liquidation or winding up results in any cash distribution in excess of the Exercise Price provided by this Warrant, the Holder may, at the Holder's option, exercise this Warrant without making payment of the Exercise Price and, in such case, the Company shall, upon distribution to the Holder, consider the Exercise Price to have been paid in full and, in making settlement to the Holder, shall deduct an amount equal to the Exercise Price from the amount payable to the Holder.

             5.4 The Company may retain a firm of independent public accountants of recognized standing (who may be any such firm employed by the Company) to make any computation required under this Section 5, and a certificate signed by such firm shall be conclusive evidence of the correctness of any computation made under this Section 5.


             5.5 Whenever the number of Warrant Shares or Exercise Price shall be adjusted as required by the provisions of this Section 5, the Company forthwith shall file in the custody of its secretary or an assistant secretary, at its principal office, an officer's certificate showing the adjusted number of Warrant Shares and Exercise Price and setting forth in reasonable detail the circumstances requiring the adjustment. Each such officer's certificate shall be made available at all reasonable times during reasonable hours for inspection by the Holder.

        6. Notices to Holder. So long as this Warrant shall be outstanding (a) if the Company shall pay any dividends or make any distribution upon the Common Stock otherwise than in cash or (b) if the Company shall offer generally to the holders of Common Stock the right to subscribe to or purchase any shares of any class of Common Stock or securities convertible into Common Stock or any similar rights or (c) if there shall be any capital reorganization of the Company in which the Company is not the surviving entity, recapitalization of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or other transfer of all or substantially all of the property and assets of the Company, or voluntary or involuntary dissolution, liquidation or winding up of the Company, then in such event, the Company shall cause to be mailed to the Holder, at least thirty days prior to the relevant date described below (or such shorter period as is reasonably possible if thirty days is not reasonably possible), a notice containing a description of the proposed action and stating the date or expected date on which a record of the

Company's shareholders is to be taken for the purpose of any such dividend, distribution of rights, or such reclassification, reorganization, consolidation, merger, conveyance, lease or transfer, dissolution, liquidation or winding up is to take place and the date or expected date, if any is to be fixed, as of which the holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such event.

        7. Transfer, Exercise, Exchange, Assignment or Loss of Warrant, Warrant Shares or Other Securities.

             7.1 This Warrant may be transferred, exercised or assigned ("transferred"), in whole or in part, subject to the following restrictions. This Warrant and the Warrant Shares or any other securities ("Other Securities") received upon exercise of this Warrant or the conversion of the Warrant Shares shall be subject to restrictions on transferability unless registered under the Securities Act of 1933, as amended (the "Securities Act"), or unless an exemption from registration is available. Until this Warrant and the Warrant Shares or Other Securities are so registered, this Warrant and any certificate for Warrant Shares or Other Securities issued or issuable upon exercise of this Warrant shall contain a legend on the fact thereof, in form and substance satisfactory to counsel for the Company, stating that this Warrant, the Warrant Shares or Other Securities may not be sold, transferred or otherwise disposed of unless, in the opinion of counsel satisfactory to the Company, which may be counsel to the Company, that the Warrant, the Warrant Shares or Other Securities may be transferred without such registration. This Warrant and the Warrant Shares or Other Securities may also be subject to restrictions on transferability under applicable state securities or blue sky laws. Until the Warrant and the Warrant Shares or Other Securities are registered under the Securities Act, the Holder shall reimburse the Company for its expenses, including attorneys' fees, incurred in connection with any transfer or assignment, in whole or in part, of this Warrant or any Warrant Shares or Other Securities.

             7.2 Until this Warrant, the Warrant Shares or other Securities are registered under the Securities Act, the Company may require, as a condition of transfer of this Warrant, the Warrant Shares, or other Securities that the transferee (who may be the Holder in the case of an exercise or exchange) represent that the securities being transferred are being acquired for investment purposes and for the transferee's own account and not with a view to or for sale in connection with any distribution of the security. The Company may also require that transferee provide written information adequate to establish that the transferee is an "accredited investor" within the meaning of Regulation D issued under the Securities Act, or otherwise meets all qualifications necessary to comply with exemptions to the Securities Act and any applicable securities or blue sky laws, all as determined by counsel to the Company.

             7.3 Any transfer permitted hereunder shall be made by surrender of this Warrant to the Company at its principal office or to its transfer agent at its offices with a duly executed request to transfer the Warrant, which shall provide adequate information to effect such transfer and shall be accompanied by funds sufficient to pay any transfer taxes applicable. Upon satisfaction of all transfer conditions, the Company or its transfer agent shall, without charge, execute and deliver a new Warrant in the name of the transferee named in such transfer request, and this Warrant promptly shall be cancelled.

             7.4 Upon receipt by the Company of evidence satisfactory to it of loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, of reasonable satisfactory indemnification, or, in the case of mutilation, upon surrender of this Warrant, the Company will execute and deliver, or instruct its transfer agent to execute and deliver, a new Warrant of like tenor and date, any such lost, stolen or destroyed Warrant thereupon shall become void.

             7.5 Each Holder of this Warrant, the Warrant Shares and any Other Securities shall indemnify and hold harmless the Company, its directors and officers, and each other person, if any, who controls the Company, against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director, officer or any such person may become subject under the Securities Act, any applicable state securities or blue sky laws or any statute or common law, insofar as such losses, claims, damages or liabilities. or actions in respect thereof, arise out of or are based upon the disposition by such Holder by such Holder of the Warrant, the Warrant Shares or Other Securities in violation of this Warrant.

        8. No Dilution or Impairment. The Company will not, by amendment of its Certificate of Incorporation or otherwise, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times, in good faith, take all such action as may be necessary or appropriate in order to protect the rights of the Holder against dilution or other impairment.

        9. Notices. Notices and other communications to be given to the Holder shall be deemed sufficiently given if delivered by hand, or two business days after mailing if mailed by registered or certified mail, postage prepaid, addressed in the name and at the address of such Holder appearing on the records of the Company. Notices or other communications to the Company shall be deemed to have been sufficiently given if delivered by hand or two business days after mailing if mailed by registration or certified mail, postage prepaid, to the Company at:

                                       2909 Daimler Street
                                       Santa Ana, California  92705

Either party may change the address to which notices shall be given by notice pursuant to this Section 9.

        10. Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of California.

        IN WITNESS WHEREOF, the Company has executed this Warrant as of _________, 2000.

                                       SRSWOWcast.com, Inc.

                                       By:
                                          -----------------------------------
                                          Thomas C.K. Yuen
                                          Chairman and Chief Executive Officer

                                                                         Annex A

                               [FORM OF EXERCISE]

                    (To be executed upon exercise of Warrant)

        The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase ________ shares of Common Stock and herewith tenders payment for such shares of Common Stock to the order of __________________ the amount of $__________ in accordance with the terms hereof. The undersigned requests that a certificate for such shares of Common Stock be registered in the name of _______________________________ whose address is ___________________________________. If said number of shares of Common Stock is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of the shares of Common Stock be registered in the name of ______________________________ whose address is _____________________________
and that such Warrant Certificate be delivered to ________________________, whose address is __________________________________________________


Dated:______

                                       Signature:
                                                 -------------------------------
                                       (Signature must conform in all
                                       respects to name of holders as
                                       specified on the face of the
                                       Warrant Certificate.)

-----------------------------------
(Insert Social Security or
Taxpayer Identification
Number of Holder.)

                                   EXHIBIT C

                            INVESTOR RIGHTS AGREEMENT

                           INVESTOR RIGHTS AGREEMENT

        THIS INVESTOR RIGHTS AGREEMENT (the "Agreement") is entered into as of September 29, 2000 by and among SRSWOWcast.com, Inc., a Delaware corporation (the "Company") and the persons whose name appears on the signature page hereof (each, an "Investor" and collectively, the "Investors").

                                    RECITALS

        A. Each Investor has agreed to purchase from the Company, and the Company has agreed to sell to each Investor, shares of the Company's Series A Preferred Stock, par value $.001 per share, and warrants to purchase shares of the Company's Common Stock (the "Warrants") on the terms and conditions set forth in that certain Series A Preferred Stock and Warrant Purchase Agreement of even date herewith, by and between the Company and the Investors (the "Purchase Agreement").

        B. The Purchase Agreement provides that, as a condition to each Investor's purchase of the Series A Preferred Stock and Warrants thereunder, the Company and each Investor will enter into this Agreement and each Investor will be granted the rights set forth herein.

        NOW THEREFORE, in consideration of the premises and the mutual agreements, covenants and conditions and releases contained herein, parties hereto agree as follows:

        1. REGISTRATION RIGHTS. The Company hereby grants to each Investor the registration rights set forth in this Section 1, with respect to the Registrable Shares (as defined below) owned by each such Investor. The parties hereto agree that the registration rights provided herein set forth the sole and entire agreement on the subject matter between the Company and the Investors.

             1.1 DEFINITIONS. As used in this Section 1:

                    (a) "Form S-3" means such form under the Securities Act (as defined below) as in effect on the date hereof or any successor form under the Securities Act.

                    (b) "Holder" means any person owning or having the right to acquire Registrable Shares or any assignee thereof in accordance with Section
1.10 hereof.

                    (c) "Register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

                    (d) "Registrable Shares" means and includes (i) the shares of Common Stock of the Company issued or issuable upon conversion of the Series A Preferred Stock; (ii) the shares of Common Stock of the Company issued or issuable upon exercise of the Warrants; (iii) any Common Stock of the Company issued, or issuable upon the conversion or exercise of any warrant, right or other security which is issued, as a result of a stock split, dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in (i) and (ii) above, excluding in all cases, however, any Registrable Shares sold by a person in a transaction in which his or her rights under Section 1 are not assigned.

                    (e) "Public Offering" means and includes the closing of an underwritten public offering by the Company of shares of its Common Stock pursuant to an effective registration statement under the Securities Act, other than a registration relating solely to a transaction under Rule 145 thereof (or any successor thereto) or to an employee benefit plan of the Company, which results in aggregate proceeds to the Company of at least $20 million and where the public offering price per share is at least $8.00 (as adjusted to reflect any stock split or dividend).

                    (f) "Securities Act" means the Securities Act of 1933, as amended.

             1.2 DEMAND REGISTRATION.

                    (a) At any time after the earlier of (i) six (6) months after the completion by the Company of its first Public Offering or (ii) the second anniversary of the date hereof, one or more Holders of at least forty percent (40%) the Registrable Shares then outstanding may require the Company to register such Holders' Registrable Shares, provided that each such registration covers at least thirty-five percent (35%) of the total number of Registrable Shares issued or issuable as of the date hereof. Such Holder(s) shall notify the Company in writing that it or they intend to offer or cause to be offered for public sale of all or any portion of the Registrable Shares, and within ten (10) days of the receipt of such notice, the Company will:

                         (i) give notice of the proposed registration to all
other Holders of Registrable Shares; and

                         (ii) use best efforts to effect as soon as practicable
such registration under the Securities Act of all or any part of the Registrable Shares that may be requested by any Holder of Registrable Shares thereof (including the Holder or Holders giving the initial notice of intent to offer (each an "Initiating Holder" and collectively the "Initiating Holders")).

                    (b) Notwithstanding the foregoing, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 1.2: (i) after the Company has effected one (1) registration pursuant to this Section 1.2 and such registration has been declared or ordered effective; (ii) during the period starting with the date sixty (60) days prior to the Company's good faith estimate of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a registration statement filed under the Securities Act (other than a registration relating solely to the sale of securities to participants in a Company stock plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; (iii) if the Initiating Holders propose to dispose of shares of Registrable Shares that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 1.4 below; or (iv) if the Initiating Holders and the Company are unable to obtain the commitment of an acceptable underwriter to firmly underwrite the offering to the extent necessary.

                    (c) Notwithstanding anything contained in this Section 1.2 to the contrary, if the Company furnishes to the Holders requesting any registration pursuant to this Section 1.2 a certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, such registration would be seriously detrimental to the Company and that it is in the best interests of the Company to defer the filing of a registration statement, then the Company shall have the right to defer the filing of a registration statement with respect to such offering for a period of not more than one hundred twenty (120) days from receipt by the Company of the request by the Initiating Holder; provided, however, that the Company may not exercise such right more than twice in any twelve (12) month period.

                    (d) If the Initiating Holders intend to distribute the Registrable Shares covered by their request by means of an underwriting, they shall so advise the Company as part of their request made pursuant to Section 1.2(a) and the Company shall include such information in the written notice referred to in Section 1.2(a). The Company shall select an underwriter which shall be reasonably acceptable to a majority in interest of the Initiating Holders. The Company shall, together with the Holders proposing to distribute their securities through such underwriting, enter into an underwriting agreement in customary form. The right of any Holder to include his or her Registrable Shares in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Shares in the underwriting to the extent provided herein. Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, the number of shares of Registrable Shares that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Shares of the Company owned by each Holder; provided, however, that the number of shares of Registrable Shares to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting. No securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any Holder disapproves of the terms of such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter. The Registrable Shares so withdrawn shall also be withdrawn from registration. If the underwriter has not limited the number of Registrable Shares to be underwritten, the Company may include securities for its own account (or for the account of other stockholders) in such registration if the underwriter so agrees and if the number of Registrable Shares that would otherwise have been included in such registration and underwriting will not thereby be limited.

             1.3 "PIGGY BACK" REGISTRATION.

                    (a) Provided the Company has effected at least one (1) registered public offering of any of its capital stock, if (but without any obligation to do so) the Company thereafter shall determine to register (including pursuant to a demand of any stockholder of the Company exercising registration rights other than pursuant to Section 1.2 hereof) any of its Common Stock (other than a registration relating solely to the sale of securities to participants in a Company employee benefits plan, a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Shares or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered), the Company shall (i) promptly give each Holder written notice of such registration in accordance with Section 4.5, and (ii) use its commercially reasonable efforts to include in such registration statement all or any part of the Registrable Shares that such Holder requests to be registered as specified in a written request made by such Holder and received by the Company within ten
(10) days after the written notice from the Company described in clause (i) above is mailed by the Company.

                    (b) Notwithstanding any other provision of this Section 1.3, if the underwriter determines that marketing factors require a limitation on the number of shares to be underwritten, the underwriter may limit the number of Registrable Shares to be included in the registration and underwriting, or may exclude Registrable Shares entirely from such registration and underwriting subject to the terms of this Section 1.3. In such event, the Company shall so advise the Holders of securities requesting registration, and the number of shares of such securities, including Registrable Shares that may be included in the registration and underwriting shall be allocated in the following manner: the number of Registrable Shares that may be included pursuant to this Section 1.3 shall be allocated pro rata among the Holders requesting to register Registrable Shares. For purposes of the preceding apportionment, for any selling stockholder which is a holder of Registrable Shares and which is a partnership or corporation, the partners, retired partners and stockholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling stockholder," and any pro rata reduction with respect to such "selling stockholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling stockholder," as defined in this sentence.

             1.4 REGISTRATION ON FORM S-3. In case the Company shall receive from any Holder or Holders of the Registrable Shares a written request or requests that the Company effect a registration on Form S-3 (or any similar form promulgated by the Securities and Exchange Commission ("SEC")) and any related qualification or compliance with respect to all or a part of the Registrable Shares owned by such Holder or Holders, the Company will:

                    (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

                    (b) as soon as practicable, use its best efforts to effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Shares as are specified in such request, together with all or such portion of the Registrable Shares of any other Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company. Notwithstanding anything to the contrary, the Company shall not be obligated to effect any registration, qualification or compliance , pursuant to this Section 1.4: (i) if Form S-3 is not available for such offering by the Holders; (ii) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than one hundred twenty (120) days after receipt of the request of the Holder or Holders under this Section 1.4; provided, however, that the Company shall not utilize this right more than twice in any twelve (12) month period; (iii) if such Form S-3 Registration covers an offering of Registrable Shares for an aggregate offering price, net of underwriting discounts and commissions, of less than $3,000,000;
(iv) if the Company has, within the twelve (12) month period preceding the date of such request, already effected two (2) registrations of Form S-3 for the Holders pursuant to this Section 1.4; or (v) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

                    (c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Shares and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. Registrations effected pursuant to this Section 1.4 shall not be counted as demands for registration effected pursuant to Sections
1.2 or 1.3, respectively.

             1.5 OBLIGATIONS OF THE COMPANY. Whenever required under this
Section 1 to effect the registration of any Registrable Shares, the Company shall, as expeditiously as reasonably possible:

                    (a) Prepare and file with the SEC a registration statement with respect to such Registrable Shares and use its commercially reasonable efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Shares registered thereunder, keep such registration statement effective for a period of up to nine (9) months or until the distribution contemplated in the registration statement has been completed. Notwithstanding anything to the contrary in this subparagraph (a), the nine (9) month period referred to in the preceding sentence shall be extended: (i) for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of the Common Stock (or other securities) of the Company, and (ii) in the case of any registration of Registrable Shares on Form S-3 which are intended to be offered on a continuous or delayed basis, to the extent necessary to keep the registration statement effective until the earlier to occur of (A) eighteen (18) months following the effectiveness of the registration statement, or (B) all such Registrable Shares are sold, provided that Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (I) includes any prospectus required by Section 10(a)(3) of the Securities Act or
(II) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (I) and (II) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the registration statement.

                    (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus contained therein as and to the extent necessary to comply with the Securities Act and any applicable state securities statute or regulation.

                    (c) Furnish to the Holders such copies of each preliminary and final prospectus, and such other documents as such Holders may reasonably request to facilitate the disposition of Registrable Shares owned by such Holders.

                    (d) Use commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the selling Holders; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions except as may be required by the Securities Act.

                    (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                    (f) Notify each Holder of Registrable Shares covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                    (g) Cause all such Registrable Shares registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

                    (h) Provide a transfer agent and registrar for all Registrable Shares registered pursuant hereunder and a CUSIP number for all such Registrable Shares, in each case not later than the effective date of such registration.

                    (i) Use commercially reasonable efforts to furnish, at the request of any Holder requesting registration of Registrable Shares pursuant to this Section 1, on the date that such Registrable Shares are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters (except as expressly provided below), on the date that the registration statement with respect to such securities becomes effective:

                         (i) if such securities are being sold through
underwriters, an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters and to the Holders requesting registration of Registrable Shares; and

                         (ii) if such securities are being sold through
underwriters, a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters and to the Holders requesting registration of Registrable Shares; provided that the applicable professional accounting rules and regulations permit such a letter to be delivered.

                    (j) Permit each selling Holder or his counsel or other representatives to inspect and copy such corporate documents and records as may reasonably be requested by them; and

                    (k) Furnish to each selling Holder, upon request, a copy of all documents filed and all correspondence from or to the SEC in connection with any such offering unless confidential treatment of such information has been requested of the SEC.

             1.6 INFORMATION BY THE HOLDERS. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Shares of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Shares held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Shares.

             1.7 INDEMNIFICATION.

                    (a) INDEMNIFICATION OF HOLDERS. In the event that the Company registers any of the Registrable Shares under the Securities Act, to the extent permitted by law, the Company will indemnify and hold harmless each Holder and each underwriter of the Registrable Shares so registered (including any broker or dealer through whom such shares may be sold) and each person, if any, who controls such Holder or any such underwriter within the meaning of
Section 15 of the Securities Act from and against any and all losses, claims, damages, expenses or liabilities (or any action in respect thereof), joint or several, to which they or any of them become subject under the Securities Act or other federal or state law or at common law or otherwise, and, except as hereinafter provided, will reimburse each such Holder, each such underwriter and each such controlling person, if any, for any legal or other expenses reasonably incurred by them or any of them, as such expenses are incurred, in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the registration statement, in any preliminary or final prospectus contained therein (or the registration statement or prospectus as from time to time amended or supplemented by the Company); (ii) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading; or (iii) any violation by the Company of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), a state securities law or any rule or regulation under the Securities Act, the Exchange Act or any state securities law; provided, however, that the indemnity contained in this Section 1.7(a) will not apply where such untrue statement or omission was made in such registration statement, preliminary or amended, preliminary prospectus or prospectus in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by such Holder of Registrable Shares, any such underwriter or any such controlling person expressly for use therein. Promptly after receipt by any Holder of Registrable Shares, any underwriter or any controlling person of notice of the commencement of any action in respect of which indemnity may be sought against the Company, such Holder of Registrable Shares, or such underwriter or such controlling person, as the case may be, will notify the Company in writing of the commencement thereof, and, subject to the provisions hereinafter stated, the Company shall assume the defense of such action (including the employment of counsel, who shall be counsel reasonably satisfactory to such Holder of Registrable Shares, such underwriter or such controlling person, as the case may be), and the payment of expenses insofar as such action shall relate to any alleged liability in respect of which indemnity may be sought against the Company. Such Holder of Registrable Shares, any such underwriter or any such controlling person shall have the right to employ separate counsel in any such action and to participate in the defense thereof in the event the representation of such Holder, underwriter or controlling person by counsel retained by or on the behalf of the Company would be inappropriate due to conflicts of interest between any such person and any other party represented by such counsel in such proceeding or action, in which case the Company shall pay, as incurred, the fees and expenses of such separate counsel. The Company shall not be liable to indemnify any person under this Section 1.7(a) for any settlement of any such action effected without the Company's consent (which consent shall not be unreasonably withheld). The Company shall not, except with the approval of each party being indemnified under this Section 1.7(a) (which approval will not be unreasonably withheld), consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to the parties being so indemnified of a release from all liability in respect to such claim or litigation.

                    (b) INDEMNIFICATION OF COMPANY. In the event that the Company registers any of the Registrable Shares under the Securities Act, to the extent permitted by law, each Holder of the Registrable Shares so registered will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each underwriter of the Registrable Shares so registered (including any broker or dealer through whom any of such shares may be sold) and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages, expenses or liabilities (or any action in respect thereof), joint or several, to which they or any of them may become subject under the Securities Act or under any other statute or at common law or otherwise, and, except as hereinafter provided, will reimburse the Company and each such director, officer, underwriter or controlling person for any legal or other expenses reasonably incurred by them or any of them, as such expenses are incurred, in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement, in any preliminary or amended preliminary prospectus or in the prospectus (or the registration statement or prospectus as from time to time amended or supplemented) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, but only insofar as any such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by such Holder, expressly for use therein; provided, however, that such Holder's obligations hereunder shall be limited to an amount equal to the proceeds to such Holder of the Registrable Shares sold in such registration. Promptly after receipt of notice of the commencement of any action in respect of which indemnity may be sought against such Holder of Registrable Shares, the Company will notify such Holder of Registrable Shares in writing of the commencement thereof, and such Holder of Registrable Shares shall, subject to the provisions hereinafter stated, assume the defense of such action (including the employment of counsel, who shall be counsel satisfactory to the Company) and the payment of expenses insofar as such action shall relate to the alleged liability in respect of which indemnity may be sought against such Holder of Registrable Shares. The Company and each such director, officer, underwriter or controlling person shall have the right to employ separate counsel in any such action and to participate in the defense thereof in the event the representation of the Company, any of its officers or directors or any underwriter or controlling person by counsel retained by or on the behalf of such Holder would be inappropriate due to conflicts of interest between any such person and any other party represented by such counsel in such proceeding or action, in which case such Holder shall pay, as incurred, the fees and expenses of such separate counsel. Notwithstanding the two preceding sentences, if the action is one in which the Company may be obligated to indemnify any Holder of Registrable Shares pursuant to Section 1.7, the Company shall have the right to assume the defense of such action, subject to the right of such Holders to participate therein as permitted by Section 1.7. Such Holder shall not be liable to indemnify any person for any settlement of any such action effected without such Holder's consent (which consent shall not be unreasonably withheld). Such Holder shall not, except with the approval of the Company (which approval shall not be unreasonably withheld), consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to the party being so indemnified of a release from all liability in respect to such claim or litigation.

                    (c) CONTRIBUTION. If the indemnification provided for in
Section 1.7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

             1.8 EXCHANGE ACT REGISTRATION. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

                    (a) use commercially reasonable efforts to make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

                    (b) take such reasonable action, including the voluntary registration of its common stock under Section 12 of the Exchange Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Shares, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

                    (c) file on a timely basis with the SEC all information that the Commission may require under either of Section 13 or Section 15(d) of the Exchange Act and, so long as it is required to file such information, take all action that may be required as a condition to the availability of Rule 144 under the Securities Act (or any successor exemptive rule hereinafter in effect) with respect to the Company's common stock;

                    (d) furnish to any Holder, so long as the Holder owns any Registrable Shares, forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144, (ii) a copy of the most recent annual or quarterly report of the Company as filed with the SEC, and (iii) any other reports and documents that a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing a Holder to sell any such Registrable Shares without registration.

             1.9 EXPENSES. The Company shall bear all costs and expenses in connection with registrations effected pursuant to this Section 1, and filings or qualifications pursuant to each such registration, including, but not limited to, printing, legal and accounting expenses, SEC filing fees and "blue sky" fees and expenses; provided, however, that the Company shall have no obligation to pay or otherwise bear (i) any portion of the underwriter's commissions or discounts or stock transfer taxes attributable to the Registrable Shares being offered and sold by the Holders of Registrable Shares, (ii) any of such expenses if the payment of such expenses by the Company is prohibited by the laws of a state in which such offering is qualified and only to the extent so prohibited, and (iii) any fees and disbursements to one (1) special counsel for the selling Holders. Notwithstanding anything to the contrary of this Section 1.9, the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 if the registration request is subsequently withdrawn at the request of the Initiating Holders (in which case all Initiating Holders shall bear such expenses pro rata based upon the total number of Registrable Shares requested to be included therein by each such Holder), unless such Initiating Holders agree to forfeit their right to one (1) demand registration pursuant to Section 1.2; provided further, however, that if at the time of such withdrawal of registration request under Section 1.2, (a) the Initiating Holders have learned of a material adverse change in the condition, business, or prospects of the Company not known to such Holders at the time of their request, and (b) such Initiating Holders have withdrawn the request with reasonable promptness following discovery of such material adverse change, then such Initiating Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 1.2.

             1.10 TRANSFER OF REGISTRATION RIGHTS. The registration rights of a Holder of Registrable Shares under this Agreement may be transferred to any transferee provided (a) that the transferee receives at least ten percent (10%) of the Registrable Shares held by such Holder (excluding transfers to partners or affiliates of the Holder which shall not be restricted as to the minimum number of shares and as adjusted for any combinations, consolidations, stock distributions or stock dividends with respect to such shares), (b) the transferee is bound by the terms of this Agreement, and (c) the Company is given prompt written notice of such transfer. Notwithstanding the foregoing, the registration rights of a Holder under this Agreement may not be transferred to an entity, or a person controlled by, under common control with or controlling such entity, which is a direct competitor of the Company.

             1.11 LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS. From and after the date of this Agreement, the Company will not grant registration rights to any person or entity which are superior to the rights granted to the Holders hereunder without first obtaining the prior written consent of the Holders of a majority of the Shares. The Company may, without the consent of the Holders, grant registration rights to third parties which are pari passu with the rights granted hereunder.

             1.12 MARKET STAND-OFF AGREEMENT. Provided that all Holders are treated equally and all officers and directors of the Company are also so bound, no Holder shall, to the extent requested by the Company or any managing underwriter of the Company, sell or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any Registrable Shares during a period (the "Stand-Off Period") equal to one hundred eighty (180) days following the effective date of the first two (2) registrations by the Company of any of its capital stock (or such shorter period as the Company or managing underwriter may authorize). In order to enforce the foregoing covenant, the Company may impose stock transfer restrictions with respect to the Registrable Shares of each Holder until the end of the Stand-Off Period.

             Notwithstanding the foregoing, the obligations described in this
Section 1.12 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to an SEC Rule 145 transaction on Form S-4 or similar forms which may be promulgated in the future.

             1.13 TERMINATION OF REGISTRATION RIGHTS. The obligations of the Company to register any Holder's Registrable Shares pursuant to this Section 1 shall terminate on the earlier of (i) five years after the Company's first Public Offering, or (ii) with respect to any Holder of registration rights, at such time as all Registrable Shares of such Holder may be sold within a three
(3) month period pursuant to Rule 144 or (iii) at such time as a Holder holds Registrable Shares constituting less than one percent (1%) of the outstanding voting stock of the Company.

        2. INFORMATION RIGHTS.

             2.1 BUDGET. Investors holding at least 500,000 shares of Series A Preferred Stock shall receive an annual budget including a detailed income statement, balance sheet and cash flow statement prepared on a monthly and quarterly basis within thirty (30) days of the start of each fiscal year.

             2.2 BASIC FINANCIAL INFORMATION. The Company will furnish to each Investor so long as the Investor holds shares of Series A Preferred Stock, and so long as the Company has not yet closed the Company's first firm commitment underwritten public offering registered under the Securities Act, internally prepared unaudited quarterly and annual financial statements as soon as practicable upon preparation of such statements;

             2.3 RIGHTS OF INSPECTION. Each Investor shall have the right, at such Investor's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers and other representatives, all at such reasonable times as may be requested by Investor upon reasonable notice to the Company's Chief Executive Officer, subject to compliance with applicable federal export control and technology laws. The inspection rights set forth in this Section shall terminate and be of no further force and effect immediately prior to the closing of the Company's first firm commitment underwritten public offering registered under the Securities Act.

        3. RIGHT OF FIRST REFUSAL.

             3.1 RIGHTS ON SALE BY INVESTORS. Any Investor (the "Selling Holder") who proposes to sell, assign or otherwise transfer to a third party (the "Offeror") pursuant to a bona fide offer any or all shares of Series A Preferred Stock or Common Stock, except as provided in Section 3.2 below, held by him or it (the shares the Selling Holder proposes to sell, assign or otherwise transfer being referred to herein as the "Offered Shares") shall notify the Company and the other Investors and Common Shareholders (the "Non-Selling Holders") in writing, not less than thirty (30) days prior to the date upon which such sale, assignment or transfer is to take place, of the name of the Offeror; the number of shares involved; the purchase price or other consideration to be received by the Selling Holder for such sale, assignment or transfer; and the terms and conditions upon which such sale, assignment or transfer is to take place, including the terms of any deferred payment for the Offered Shares (the "Holder Notice"). The Holder Notice shall further state that first the Company and then the Non-Selling Holders may acquire all or any part of the Offered Shares for the price and upon the terms, including deferred payment, set forth therein in accordance with the provisions of this Agreement.

        The Company shall have twenty (20) days after receipt of the Holder Notice in which to accept, in writing, the offer set forth therein to purchase all or part of the Offered Shares. The Company's notice of its acceptance or rejection of such offer (the "Company's Notice") shall be delivered to the Non-Selling Holders at the same time it is delivered to the Selling Holder.

        Should any Offered Shares remain unpurchased (the "Remaining Shares"), within fifteen (15) days after delivery of the Company's Notice to the Non-Selling Holders, the Non-Selling Holders may elect to purchase pro rata among themselves based on their respective holdings of shares of Common Stock (on an as-converted basis) with rights of over-allotment if not all Investors elect to purchase their pro rata portions, any or all of the Remaining Shares at the price and on the terms and conditions specified in the Holder Notice, by delivery by each such Investor of written notice to the Selling Holder and the Company specifying the number of Remaining Shares that each Investor wishes to purchase. Should the Investors elect to purchase any or all of the Remaining Shares, then on or prior to the date set for consummation of the purchase specified in the Holder Notice, each Investor participating in the purchase shall deliver to Company such the consideration required to consummate its purchase. Company shall deliver such consideration of such Investors to the Secretary of Company, and the Selling Holder shall deliver the certificates for the Offered Shares together with stock powers (signed in blank) to the Secretary of Company. The Secretary shall consummate the purchase in accordance with this Agreement and shall cause any Remaining Shares purchased by such Investors to be transferred to such Investors' names on the books of Company. If, however, Investors fail to purchase all of the Remaining Shares, the rights of Investors to purchase such Remaining Shares shall terminate as to all Remaining Shares and the Seller shall be entitled to sell all of the Remaining Shares to the Offeror in accordance with and subject to the terms of the Restricted Stock Agreements.

             3.2 PERMITTED TRANSFERS. The rights of the Investors under this
Section 3 shall not pertain or apply to (i) any transfer to the Selling Holder's ancestors or descendants or spouse or to a trustee for their benefit or the Selling Holder's benefit; (ii) any transfer to an affiliate, subsidiary, parent, general partner, limited partner, retired partner, member, retired member or shareholder of the Selling Holder; or (iii) transfers by operation of law or involuntary transfer, provided that in the case of a transfer permitted by clause (i) or (ii), prior to effecting it the transferee shall furnish the Company, and the Investors with a written agreement to be bound by and comply with all provisions of this Agreement applicable to such Selling Holder.

             3.3 TERMINATION. The provisions of this Section 3 shall terminate immediately prior the closing of the Company's first firm commitment underwritten public offering registered under the Securities Act.

        4. MISCELLANEOUS

             4.1 ASSIGNABILITY. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the respective heirs, successors and assigns of the parties hereto. Nothing in this Agreement express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

             4.2 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

             4.3 AMENDMENT. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Registrable Shares then outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Shares then outstanding, each future holder of all such Registrable Shares, and the Company.

             4.4 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

             4.5 NOTICE. Unless otherwise provided, any notice required or permitted under this Agreement shall be in writing, shall be effective upon receipt and shall be addressed as follows:

            If to Investors, to:

                            International Network Capital Corp.
                            7F-1, Ruentex Banking Tower
                            76 Tun-Hua South Road, Section 2
                            Taipei, Taiwan, R.O.C.

                            International Network Capital LDC
                            P.O. Box 866, Anderson Square Bldg., 3rd Fl
                            George Town, Grand Cayman
                            Cayman Islands, British West Indies

                            Springboard-Harper Technology Fund Pte Ltd
                            250 North Bridge Road
                            #30-07 Raffles CityTower
                            Singapore 179101

                            Springboard-Harper Technology Fund (Cayman) Ltd. 250 North Bridge Road
                            #30-07 Raffles CityTower
                            Singapore 179101

                            Springboard-Harper Investment (Cayman) Ltd
                            250 North Bridge Road
                            #30-07 Raffles CityTower
                            Singapore 179101

                            JOHN TU, Trustee of the John Tu and Mary Tu
                              Family Trust U/D/T dated June 16, 1995
                            17150 Newhope Street - Suite 503
                            Fountain Valley, California 92708,USA
                            Tel: 714-241-3904

                            Tom Gonzales, Member
                            Blackstone Technology Partners, LLC
                            2021 Blackstone Dr
                            Walnut Creek Ca 94598
                            (925) 989-2555 cell
                            (925) 945-0919 home

                            Thomas C.K. Yuen
                            16 Geneve Drive
                            Newport Beach, CA  92660

If to the Company, to:      SRSWOWcast.com, Inc.
                            2909 Daimler St.
                            Santa Ana, CA 92705
                            Attention: Edward J. Treska, General Counsel


with a copy to:             Nick E. Yocca, Esq.
                            Stradling Yocca Carlson & Rauth
                            660 Newport Center Drive, Suite 1600
                            Newport Beach, CA  92660
                            Telefascimile:  (949) 725-4100


             Each of the parties herewith shall be entitled to specify another address by giving notice as aforesaid to each of the other parties hereto.

             4.6 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

             4.7 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

             4.8 AGGREGATION OF STOCK. All shares of Registrable Shares held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

             4.9 ENTIRE AGREEMENT. This Agreement (including the Exhibits hereto, if any) constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

                            [SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Investor Rights Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.





                                       COMPANY:

                                       SRSWOWcast.com, Inc.
                                       A DELAWARE CORPORATION

                                       By:
                                          ------------------------------------

                                       Print Name:
                                                  ----------------------------

                                       Title:
                                             ---------------------------------

                                       INVESTORS:

                                       INTERNATIONAL NETWORK CAPITAL CORP.

                                       By:
                                          ------------------------------------

                                       Print Name:
                                                  ----------------------------

                                       Title:
                                             ---------------------------------

                                       INTERNATIONAL NETWORK CAPITAL LDC

                                       By:
                                          ------------------------------------

                                       Print Name:
                                                  ----------------------------

                                       Title:
                                             ---------------------------------




                       [ADDITIONAL SIGNATURE PAGES FOLLOW]

                                       SPRINGBOARD-HARPER TECHNOLOGY FUND PTE
                                       LTD

                                       By:
                                          ------------------------------------

                                       Print Name:
                                                  ----------------------------

                                       Title:
                                             ---------------------------------

                                       SPRINGBOARD-HARPER TECHNOLOGY FUND
                                       (CAYMAN) LTD

                                       By:
                                          ------------------------------------

                                       Print Name:
                                                  ----------------------------

                                       Title:
                                             ---------------------------------

                                       SPRINGBOARD-HARPER INVESTMENT (CAYMAN)
                                       LTD.

                                       By:
                                          ------------------------------------

                                       Print Name:
                                                  ----------------------------

                                       Title:
                                             ---------------------------------



                       [ADDITIONAL SIGNATURE PAGE FOLLOWS]

                                       JOHN TU, TRUSTEE OF THE JOHN TU AND
                                       MARY TU FAMILY TRUST U/D/T DATED JUNE
                                       16, 1995

                                       By:
                                          ------------------------------------

                                       Print Name:
                                                  ----------------------------

                                       Title:
                                             ---------------------------------

                                       TOM GONZALES, MEMBER
                                       BLACKSTONE TECHNOLOGY PARTNERS, LLC


                                       ------------------------------------
                                       Tom Gonzales



                                       THOMAS C.K. YUEN

                                       ------------------------------------
                                       Thomas C.K. Yuen